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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   June 14, 2002
                                            ---------------------------------


                            BTU INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         DELAWARE                       0-17297                 04-2781248
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation                File Number)          Identification No.)


 23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS                     01862
---------------------------------------------------          -----------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (978) 667-4111
                                                    ----------------------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 10, 2002, the Audit Committee of BTU International, Inc. ("BTU") recommended, and the Board of Directors of BTU decided to no longer engage Arthur Andersen LLP ("Andersen") as BTU's independent public accountants.

Andersen's reports on BTU's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2001 and December 31, 2000 and through the date hereof, there were no disagreements between BTU and Andersen concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on BTU's consolidated financial statements for such years. There were no reportable events as defined in Item 304 (a)(l)(v) of Regulation S-K.

BTU has provided Andersen with a copy of the foregoing disclosures. A letter from Andersen addressed to the Securities and Exchange Commission is included as
Exhibit 16.1 to this Current Report on Form 8-K and states that Andersen agrees with such disclosures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.


EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
------         ----------------------

  16.1 Letter from Arthur Andersen LLP to the SEC, dated June 14, 2002, regarding change in certifying accountant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BTU INTERNATIONAL, INC.
                                       ---------------------------------
                                              (Registrant)


Date :   JUNE 14, 2002                 By: /s/ Thomas P. Kealy
                                           ---------------------------------
                                       Thomas P. Kealy
                                       Vice President, Corporate Controller
                                       and Chief Accounting Officer (principal
                                       financial and accounting officer)



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
--------       ----------------------

 16.1 Letter from Arthur Andersen LLP to the SEC, dated June 14, 2002, regarding change in certifying accountant.